Exhibit 10.6

                                    GUARANTY

         In order to induce N. Williams Family Investments, L.P., an Arizona limited partnership (hereinafter the "Holder"), to extend credit to National Lampoon, Inc., a Delaware corporation (hereinafter the "Borrower"), pursuant to the terms of that certain Secured Promissory Note of even date herewith for the principal amount of Two Million Seven Hundred Thousand Dollars ($2,700,000) executed by the Borrower in favor of the Holder (the "Note"), Daniel S. Laikin and Timothy Durham (hereinafter referred to collectively as the "Guarantor"), hereby absolutely, irrevocably, jointly and severally and unconditionally guarantees to the Holder, its successors, endorsees, or assigns (i) the full and complete performance of all of the obligations of the Borrower under Section 5.5 of the Note (the "Section 5.5 Obligations"), and (ii) upon the occurrence of any default in the complete performance of any Section 5.5 Obligations, the full and prompt payment of the principal sum of the Note in accordance with its terms when due, by acceleration or otherwise, together with all interest accrued thereon, all other sums when due under the terms of the Note, and all costs of enforcement and collection and preparation therefor whether or not any action or proceeding is brought. The Guarantor also agrees as follows:

         1. Default by Borrower. In the event of a default of Section 5.5 of the Note by the Borrower, the Guarantor waives (a) any right to require the Holder to bring any action against the Borrower or any other person, or (b) any requirement that the Holder enforce, attempt to enforce or exhaust any of the Holder's rights, benefits or privileges under the Note, by law or otherwise. The Guarantor waives any requirement that a judgment first be sought or rendered against the Borrower or that the Holder pursue any other remedy in the Holder's power whatsoever.

         2. Duration of Guaranty. This Guaranty will take effect when received by the Holder and will continue in full force until such time as all obligations of the Borrower to the Holder under the Note are fully satisfied. Guarantor agrees that nothing contained herein shall prevent Holder from suing on the Note or from exercising any rights available to it thereunder and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of any Guarantor.

         3. Guarantor's Liability Not Affected. The Guarantor's covenants, agreements and obligations under this Guaranty shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the following things, for any reason, whether by voluntary act, operation of law or order of any competent governmental authority and whether or not the Guarantor is given any notice or is asked for or gives any further consent: (a) the alteration, compromise, renewal, extension, acceleration, or other change in the terms of the Note or any part thereof; (b) the exchange, waiver, and/or release of any Collateral (as defined in the Note), with or without the substitution of new collateral; (c) the release or waiver of any obligation or duty to perform or observe any express or implied agreement, covenant, term or condition imposed on the Borrower in the Note or by applicable law; (d) the failure, omission, delay or refusal by the Holder to assert, enforce, give notice of intent to exercise, or any other notice with respect to, or exercise any right, privilege, power or remedy conferred on the Holder in the Note or by law or action on the part of the Holder granting forbearance or extension of any kind to the Borrower (this section does not waive the requirement that the Holder give notice to the Borrower pursuant to the terms of the Note); (e) failure by the Holder to notify, or timely notify, the Guarantor

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of any default or event of default (however denominated) under the Note; and (f)
release or substitution of any one or more of any other guarantors, including any Guarantor named in this Guaranty.

         4. Acceptance by Guarantor. The Guarantor warrants that this Guaranty has been accepted by the Guarantor.

         5. Guarantor's Waivers. The Guarantor waives any right to require the Holder to: (a) give notice of acceptance of this Guaranty; (b) proceed directly or at once against any person, including the Borrower, in the event of a breach of Section 5.5 of the Note; (c) proceed directly against any other guarantor (including any Guarantor named in this Guaranty) or any other person or (d) pursue any other remedy in the Holder's power. In addition, the Guarantor waives: (i) any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (ii) all defenses and claims based upon the principles of suretyship and/or guaranty, or (iii) any and all rights of reimbursement, contribution, and subrogation, which Guarantor may now or hereafter have against Borrower. Guarantor further agrees that, to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against any Collateral shall be junior and subordinate to any right Holder may have against Borrower and to all right, title and interest Holder may have in any Collateral. Holder may use, sell or dispose of any item of Collateral as it sees fit without regard to any subrogation right Guarantor may have, and upon disposition or sale, any right of subrogation Guarantor may have shall terminate.

         6. Guarantor's Understanding With Respect to Waivers. The Guarantor warrants and agrees that each of the waivers set forth herein is made with the Guarantor's full knowledge of its significance and consequences, and that under the circumstances, including, without limitation, the fact that the intent and purpose of the Guarantor in entering into the Guaranty is to absolutely, irrevocably, unconditionally and jointly and severally guaranty (i) the performance of Section 5.5 of the Note, and (ii) upon the occurrence of any default of the Section 5.5 Obligations, the payment of all sums due under the Note, the waivers are reasonable and not contrary to public policy or law. If any of such waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

         7. Joint and Several Liability if More than One Guarantor. If there is more than one Guarantor under this Guaranty, all obligations herein contained shall be deemed to be the joint and several obligations of each Guarantor.

         8. Guaranty of Payment. The liability of the Guarantor under this Guaranty is a guaranty of payment and not of collectability, and is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Note or other instruments relating to the creation or performance of the obligations guaranteed hereby or the pursuit by Holder of any remedies which it now has or may hereafter have with respect thereto under the Note, at law, in equity or otherwise.

         9. Subordination. If from time to time Borrower shall have liabilities or obligations to Guarantor, such liabilities and obligations and any and all assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, and other interests and rights securing such liabilities and

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obligations shall at all times be fully subordinate with respect to (i)
assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance, and other interest and right (if any), (ii) time and right of payment and performance, and (iii) rights against any collateral therefor (if any), to payment and performance in full of the obligations guaranteed hereby and the right of Holder to realize upon any or all security for such obligations.

         10. Notices. All notices, requests, instructions, consents and other communications to be given pursuant to this Guaranty shall be in writing and shall be deemed received (i) on the same day if delivered in person, by same-day courier or by facsimile transmission so long as confirmation of such transmission is received; (ii) on the next day if delivered by over-night mail or courier; or (iii) on the date indicated on the return receipt, or if there is no such receipt, on the third calendar day (excluding Saturdays and Sundays), if delivered by certified or registered mail, postage prepaid, to the party for whom intended to the following address;

         If to Holder:            N. Williams Family Investments, L.P.
                                  c/o Lake City Bank
                                  P. O. Box 11053
                                  Fort Wayne, Indiana
                                  46855 Attn: Keith Davis, Trust
                                  Officer

         If to Guarantor:         Daniel S. Laikin/Timothy Durham
                                  c/o National Lampoon, Inc.
                                  10850 Wilshire Boulevard, Suite 1000
                                  Los Angeles, California 90024
                                  Attn:  President

         Any party may, by written notice given to the other in accordance with this Guaranty, change the address or facsimile number to which notices to such party are to be sent.

         11. California Law Applicable. This Guaranty is governed by and construed in accordance with the laws of the state of California, and any legal or equitable actions shall be heard and in the courts of law of the State of California. Every provision of this Guaranty is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid, for any reason whatsoever, by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

         12. Successors and Assigns/Community Property. This Guaranty shall be binding upon Guarantor, its successors and assigns and shall inure to the benefit of and shall be enforceable by Holder, its successors, endorsees and assigns. Any married person executing this Guaranty agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of all obligations herein guaranteed.

         13. Intended Benefit. This Guaranty is solely for the benefit of Holder, its successors, endorsees and assigns, and is not intended to nor shall it be deemed to be for the benefit of any third party, including Borrower.

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         14. Time of Essence. Time is of the essence under this Guaranty and any amendment, modification, or revision of this Guaranty.

         15. Complete Agreement/No Waivers Except in Writing. This writing is intended by the parties to be an integrated and final expression of this Guaranty and also is intended to be a complete and exclusive statement of the terms of their agreement. No course of prior dealing between the parties, no usage of trade, and no parole or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. No provisions of this Guaranty or rights of the Holder under this Guaranty can be waived, nor can the Guarantor be released from its obligations under this Guaranty, except by a writing duly executed by Holder.

         16. Counterparts. This Guaranty may be executed in counterparts, all of which executed counterparts shall together constitute a single document.

         The Guarantor has executed this Guaranty on the 28th day of January
2005.


                                                     ---------------------------
                                                     Daniel S. Laikin


                                                     ---------------------------
                                                     Timothy Durham

         DO NOT DESTROY THIS GUARANTY; WHEN THE NOTE IS PAID, THIS GUARANTY MUST BE IMMEDIATELY SURRENDERED TO THE GUARANTOR FOR CANCELLATION.


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